                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)  March 18, 1999
                                                  ----------------


                                      AMERICORP
                                  -----------------
                (Exact name of Registrant as specified in its charter)




         CALIFORNIA                   033-18392           77-0164985
----------------------------          ---------           ----------
(State or other jurisdiction          (File number)      (I.R.S. Employer
of incorporation)                                        Identification No.)



   304 East Main Street, Ventura, CA                           93001
--------------------------------------                       ----------
(Address of principal executive office)                      (Zip Code)




Registrant's telephone number, including area code:     (805) 658-6633
                                                        --------------



            -------------------------------------------------------------
            (Former name or former address, if changed since last report)



                                  Page 1 of 5 pages
                                 Exhibit Index page 3

ITEM 5.   OTHER EVENT

     On March 18, 1999, the Board of Directors of Americorp declared a two-for-one stock split of its outstanding shares of common stock. The record date for the split is April 15, 1999 and the split will be distributed on May 8, 1999. A press release relating to such stock split is attached as an exhibit to this report.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99   Press Release of March 18, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 18, 1999                   AMERICORP


                                        By:   /s/ Gerald J. Lukiewski
                                            ----------------------------
                                                 Gerald J. Lukiewski
                                                 President

                                 EXHIBIT INDEX

Exhibit No.                Description                            Page No.
-----------                -----------                            --------
   99               Press Release of March 18, 1999
